UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23201

Versus Capital Real Assets Fund LLC
(Exact name of registrant as specified in charter)

5555 DTC Parkway, Suite 330
Greenwood Village, CO 80111
(Address of principal executive offices) (Zip code)

Mark D. Quam
c/o Versus Capital Advisors LLC
5555 DTC Parkway, Suite 330
Greenwood Village, CO 80111
(Name and address of agent for service)

COPY TO:
Alan Hoffman, Esq.
Winston & Strawn LLP
200 Park Avenue
New York, New York 10166-4193

Registrant's telephone number, including area code: (303) 895-3773

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

VERSUS CAPITAL
REAL ASSETS FUND LLC

Annual Report
March 31, 2019

VERSUS CAPITAL ADVISORS, LLC

This report is for shareholders of Versus Capital Real Assets Fund LLC. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of the Fund are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania.

Important Information:

Intent to adopt alternate shareholder report delivery option under SEC Rule 30e-3

Beginning in April, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://www.versuscapital.com/vcrrx-docu), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as an investment adviser, broker, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at (877) 200-1878 or by sending an email request to the Fund at info@versuscapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call the Fund (toll-free) at (877) 200-1878 or by sending an email request to the Fund at info@versuscapital.com to let the Fund know you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held in your account if you invest directly with the Fund.

TABLE OF CONTENTS
Shareholder Letter	2
Report of Independent Registered Public Accounting Firm	3
Portfolio of Investments	4-6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Statement of Cash Flows	10
Financial Highlights	11
Notes to Financial Statements	12-18
Additional Information	19-22

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Notice

This notice describes the Fund's privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. “Personal Information” is obtained from the following sources:

  Investor applications and other forms, which may include your name(s), address, social security number or tax identification number.
  Written and electronic correspondence, including telephone contacts; and
  Transaction history, including information about the Fund's transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries.

The Fund limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of Personal Information. The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may also disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

VERSUS CAPITAL REAL ASSETS FUND LLC Shareholder Letter March 31, 2019

Dear Shareholder,

Versus Capital Advisors LLC (“Versus Capital”) is pleased to provide the audited annual financial statements for the Versus Capital Real Assets Fund LLC (the “Fund”) for the fiscal year ended March 31, 2019. The Fund launched in September of 2017 and has experienced significant growth in assets under management since the inception. The Fund ended the fiscal year on March 31, 2019 with approximately $1.3 billion in assets invested across infrastructure, farmland and timberland.

Given where we are in the economic cycle, we believe that predictability of income is of utmost importance. We have seen additional allocations to real estate and real assets among large institutions like CalSTRS, and other large public pension plans have announced increases to their real assets exposure. We believe this increased demand for real assets makes sense as real assets have historically possessed stable cash flows and attractive earnings growth compared to other asset classes. Additionally, they have served as diversifiers to traditional asset classes. We continue to see compelling opportunities in infrastructure, farmland and timberland investments.

During the last fiscal year, the portfolio reached its target allocation to private real asset investments adding positions to each vertical (infrastructure, farmland and timberland) in the portfolio. The emphasis has been on opportunities that provide compelling risk-adjusted returns and add increased diversification. To start off the new fiscal year, the Fund allocation was approximately 73% to private real assets and 27% to public real assets. The underlying institutional private funds provide our Fund with exposure to over $55 billion of private market hard assets across eight distinct sectors. The majority of capital is allocated to North America while also providing exposure to major European, Australian, and Asian geographies.

At Versus Capital, we believe it is critical for all investors to diversify beyond traditional 60/40 portfolios (60% MSCI ACWI / 40% Barclays Global Agg) with alternative investments. The drivers are in place for real assets to continue to deliver steady performance into the foreseeable future and provide investors with important diversification benefits. Real assets’ potential to provide positive returns when traditional asset class returns turn negative is their biggest attraction. This was borne out during 2018 when a global 60/40 portfolio had negative returns in three out of four quarters and lost 5.6% for the year compared to the positive performance of the Fund posting a +0.61% for the same time period.

Although economic growth and trade war rhetoric has been a slight headwind for several verticals in our Fund, the underlying positions have performed in line with our expectations, and our outlook for the remainder of 2019 is still strong given healthy fundamentals and demographic tailwinds. The Fund’s trailing one-year and since inception annualized returns have risen to +3.64% and +3.01%, respectively, and volatility for the Fund has remained within expectations at 2.37% since inception, resulting in a solid (+0.52) Sharpe Ratio over the since inception period.

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost; and the current performance may be lower or higher than the performance data quoted. Please call for the most recent month-end performance.

We believe the Fund is well-positioned to continue to deliver attractive risk-adjusted returns and diversify portfolios of stocks and bonds. On behalf of the entire Versus Capital team, I would like to thank you for your continued support of the Fund.

Sincerely, Mark Quam
Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Versus Capital Real Assets Fund LLC

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Versus Capital Real Assets Fund LLC (the “Fund”), including the portfolio of investments, as of March 31, 2019, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for year then ended and for the period from September 18, 2017 (commencement of operations) to March 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, and the results of its operations and its cash flows for the year then ended, changes in its net assets and its financial highlights for the year then ended and for the period from commencement of operations to March 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company  Accounting  Oversight Board (United  States)  (“PCAOB”)  and  are  required  to  be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our  audits  included  performing  procedures  to  assess  the  risks  of  material  misstatement  of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial  statements.  Our  audits  also  included  evaluating  the  accounting  principles  used  and  significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the auditor of one or more investment companies in the Fund’s investment company group since 2011.

Chicago, Illinois
May 30, 2019

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – March 31, 2019 (Unaudited)
Shares		Value	Shares		Value
Private Investment Funds * - 55.9%				Containers-Paper/Plastic - 0.4%
	Diversified – 55.9%		95,650	Graphic Packaging Holding Co.	$1,208,059
32,131,871	AMP Capital Diversified Infrastructure Trust	$25,221,494	5,110	Metsa Board OYJ	31,326
19,169,564	AMP Capital Infrastructure Debt Fund III (USD		12,730	Packaging Corp. of America	1,265,107
	Hedged LP	19,430,673	35,437	Sonoco Products Co.	2,180,439
10,399,612	Blackstone Infrastructure Partners L.P	10,297,883			4,684,931
	BTG Pactual Open Ended Core US Timberland			Diversified Minerals – 0.0%
136,065	Fund LP	150,512,493	13,512	Livent Corp. ***	165,925
100,000,000	Ceres Farmland Holdings LP	102,684,700
24,112,380	Global Dividend Infrastructure Fund, LP	40,530,500		Electric-Distribution – 0.9%
17,239	Hancock Timberland and Farmland Fund LP	17,636,498	317,700	Infraestructura Energetica Nova SAB De CV	1,276,676
62,617	Harrison Street Social Infrastructure Fund	63,266,934	46,118	Orsted A/S 144A	3,495,195
25,000,000	IFM Global Infrastructure Fund LP	25,940,975	53,800	Sempra Energy	6,771,268
8,170,572	IFM Sub Investment Grade Debt Fund (US) A LP	8,224,759			11,543,139
73,671,593	IIF Hedged LP	72,780,166		Electric-Generation – 0.2%
24,643	Jamestown Timberland Fund	24,847,717	197,900	Engie SA	2,948,099
80,000,000	RMS Evergreen US Forestland Fund LP	81,742,560
67,151	US Core Farmland Fund LP	80,718,940		Electric-Integrated – 4.3%
14,600,000	Versus Capital Real Assets Sub-REIT LLC**,****	15,836,839	60,900	Ameren Corp.	4,479,195
	Total Private Investment Funds	739,673,131	89,100	American Electric Power Co., Inc.	7,462,125
	(Cost $714,090,889)		107,367	Dominion Energy, Inc.,	8,230,754
			46,500	Edison International	2,879,280
Common Stocks – 18.7%			53,900	Emera, Inc	2,015,477
	Agricultural Chemicals – 0.8%		68,400	Entergy Corp.	6,541,092
94,106	CF Industries Holdings, Inc.	3,847,053	197,748	Firstenergy Corp.	8,228,294
39,546	Mosaic, Co.	1,080,001	61,594	Nextera Energy, Inc.	11,907,352
88,950	Nutrien, Ltd.	4,691,809	90,500	Xcel Energy, Inc.	5,087,005
19,481	Yara International ASA	796,862			56,830,574
		10,415,725		Fisheries - 0.2%
	Agricultural Operations – 0.6%		20,245	Austevoll Seafood ASA .	239,420
85,066	Archer-Daniels-Midland Co.	3,668,897	2,001	Bakkafrost	99,018
23,199	Bunge, Ltd.	1,231,171	49,383	Leroy Seafood Group ASA	358,193
34,700	Hokuto Corp.	600,511	4,300	Maruha Nichiro Corp.	153,641
374,700	IOI Corp. Bhd	409,348	19,583	Mowi ASA .	437,072
84,300	Kuala Lumpur Kepong Bhd	512,098	8,118	Salmar ASA	389,478
438,100	Sime Darby Plantation Bhd	538,705	70,118	Tassal Group, Ltd.	241,966
102,154	Sime Darby Plantation Bhd	1,086,408			1,918,788
		8,047,138		Food-Confectionery – 0.0%
	Airport Development/Maintenance – 0.8%		2,900	Hershey Co.	333,007
9,200	Aeroports De Paris	1,779,194
761,041	Auckland International Airport, Ltd.	4,218,705		Food-Dairy Products– 0.2%
10,900	Grupo Aeroportuario Del Pacifico SAB De CV	1,763,184	174,603	a2Milk Co., Ltd. ***	1,701,524
64,040	Grupo Aeroportuario Del Pacifico SAB De CV	2701,317	8,599	Danone SA	662,582
		10,462,400	5,100	Megmilk Snow Brand Co., Ltd	123,968
	Building & Construction-Miscellaneous – 0.3%				2,488,074
150,636	Ferrovial SA	3,528,234		Food-Flour & Grain – 0.0%
9,247	Louisiana-Pacific Corp	225,442	13,000	Nisshin Seifun Group, Inc.	297,934
6,438	Simpson Manufacturing Co., Inc	381,580
		4,135,256		Food-Meat Products– 0.2%
	Building Production Wood – 0.2%		5,800	NH Foods, Ltd***	208,545
47,510	Masco Corp.	1,867,618	26,760	Tyson Foods, Inc	1,857,947
10,851	Stella-Jones, Inc.	366,694	1,066,000	WH Group, Ltd 144A	1,140,695
4,193	Universal Forest Products, Inc	125,329			3,207,187
		2,359,641		Food-Miscellaneous/Diversified - 0.7%
	Building-Heavy Construction - 0.2%		10,344	General Mills, Inc.	535,302
33,200	Vinci SA	3,229,650	29,232	Ingredion, Inc.	2,767,978
			3,100	Kerry Group, PLC	344,267
	Chemicals-Diversified – 0.2%		10,149	KraftHeinz Co.	331,365
14,447	FMC Corp.	1,109,818	2,400	Mccormick & Co. Inc	361,512
94,600	Israel Chemicals, Ltd	495,704	20,001	Mondelez International, Inc.	998,450
24,799	K+S AG	454,553	35,305	Nestle SA.	3,364,745
14,900	Sociedad Quimica Y Minera De Chile SA	572,756	335,947	Wilmar International, Ltd	820,501
		2,632,831			9,524,120
				Food-Wholesale/Distribution – 0.0%
			7,771	Sysco Corp.	518,792

See accompanying notes to financial statements

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – March 31, 2019 (continued)

Shares		Value	Shares		Value
	Forestry – 0.8%			Transport-Rail (continued)
132,093	Interfor Corp. ***.	1,549,907	42,300	East Japan Railway Co	4,076,189
17,832	Svenska Cellulosa AB SCA	154,589	817,400	Rumo SA***	3,970,768
182,500	West Fraser Timber Co., Ltd.	8,876,791	11,800	Union Pacific Corp	1,972,960
		10,581,287			15,838,044
	Gas-Distribution – 1.8%			Water - 0.1%
29,900	Atmos Energy Corp.	3,077,607	143,743	United Utilities Group, PLC	1,524,711
1,285,006	China Gas Holdings, Ltd.	4,518,012
1,094,027	Hong Kong & China Gas Co., Ltd.	2,622,894		Total Common Stocks	248,339,012
506,800	National Grid, PLC	5,616,002		(Cost $232,139,597)
143,300	NiSource, Inc.	4,106,978
121,700	Tokyo Gas Co., Ltd.	3,287,097	Real Estate Investment Trust - 3.8%
		23,228,590		Agricultural Operations - 0.1%
	Machinery-Farm - 0.4%		79,500 Farmland Partners, Inc., REIT		508,800
37,330	AG Growth International, Inc.	1,739,189
6,605	AGCO Corp.	459,378		Public Thoroughfares - 0.5%
17,938	Deere & Co.	2,867,210	744,186 Transurban Group.		6,975,010
		5,065,777
	Medical-Drugs - 0.1%			REITS-Diversified – 3.2%
16,988	Zoetis, Inc	1,710,182	48,400 American Tower Corp., REIT		9,537,603
			289,585 Catchmark Timber Trust, Inc., REIT		2,843,725
	Non-hazardous Waste Disposal – 0.1%		17,200 Crown Castle International Corp., REIT.		2,201,600
1,797,000	China Water Affairs Group, Ltd.	1,877,133	31,700 Gladstone Land Corp., REIT		401,005
			229,444 Potlatch Corp., REIT		8,670,689
	Oil Companies-Exploration & Production – 0.1%		271,379 Rayonier, Inc., REIT		8,553,866
1,461,938	Kunlun Energy Co., Ltd.	1,527,130	386,232 Weyerhaeuser Co., REIT		10,173,351
					42,381,839
	Paper & Related Products - 0.2%			Total Real Estate Investment Trust	49,865,649
8,488	Billerudkorsnas AB	112,613		(Cost $47,479,703)
37,979	Cascades, Inc	237,022	Par *****
12,752	Holmen AB	276,374	Corporate Debt – 3.1%
5,211	Mercer International, Inc.	70,401		Pipelines – 3.0%
7,986	Mondi, Ltd.	176,438	55,000	Australia Government Bond, 3.00%, 9/20/2025	56,364
3,674	Neenah, Inc	236,459	9,812,500	EIF Van Hook Holdings, L+5.25%-7.85%, 9/5/2024 .	9,395,469
51,000	Nine Dragons PaperHoldings, Ltd	48,596	10,000,000	EPIC Y-Grade Services, LP, L+5.5%-8.1%, 6/13/2025	9,775,000
22,200	Nippon Paper Industries Co., Ltd.	457,901	9,975,000	Seaport Financing LLC, L+5.5% 8.1%, 10/31/2025	9,975,000
56,500	OjiHoldings Corp	350,226	10,486,048	Woodford Express LLC, L+5.0% 7.6%, 1/27/2025	10,192,753
23,838	Sappi, Ltd,	110,114			39,394,586
2,689	Smurfit Kappa Group, PLC	75,440		Sovereign - 0.1%
		2,151,584	204,211	Canadian Government Real Return Bond,
	Pastoral & Agricultural - 0.1%			2.00%, 12/1/2041	202,897
3,232,800	Charoen Pokphand Indonesia Tbk PT	1,452,944	1,085,637	Denmark Government Bond,
137,753	Inghams Group, Ltd.	427,437		0.10%, 11/15/2023	175,786
		1,880,381	213,734	French Republic Government Bond,
	Pipelines – 2.5%			1.85%, 7/25/2027	301,374
29,400	Cheniere, Inc.***	2,009,784	175,712	Italy Buoni Poliennali Del Tesoro, 144A
132,400	Enbridge, Inc	4,795,271	87,584	0.10%, 5/15/2022	196,840
252,200	Inter Pipeline, Ltd	4,172,666		2.35%, 9/15/2024	105,779
362,600	Kinder Morgan, Inc	7,255,626	240,000 New Zealand Government Inflation Linked Bond,
112,700	Pembina Pipeline Corp.	4,250,169		3.00%, 9/20/2030	215,379
58,000	TC Energy Corp.	2,604,976	169,217 Spain Government Inflation Linked Bond, 144A
254,100	Williams Cos., Inc.	7,297,752	107,804	0.30%, 11/30/2021	199,528
		32,386,244		1.80%, 11/30/2024	139,818
	Public Thoroughfares – 1.0%		240,000 Sweden Inflation Linked Bond, 144A
291,300	Atlantia SPA	7,545,058		3.50%, 12/1/2028	50,880
1,030,700	Ecorodovias Infraestrutura e Logistica SA	2,537,691	162,376 United Kingdom Gilt Inflation Linked,
1,345,400	Jiangsu Expressway Co., Ltd.	1,902,425	91,397	1.88%, 11/22/2022	248,710
134,992	Promotora Y Operadora De Infraestructura SAB De CV.	1,338,497		0.75%, 3/22/2034	178,537
		13,323,671			2,015,528
	Shipping and Logistics - 0.1%			Total Corporate Debt	41,410,114
704,742	China Merchants Port Holdings Co., Ltd.	1,501,065		(Cost $41,777,920)

	Transport-Rail – 1.2%
22,200	Canadian National Railway Co.	1,987,343
51,200	CSX Corp	3,830,784

See accompanying notes to financial statements

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – March 31, 2019 (continued)

Par		Value	Industry

Private Debt – 11.2%			Diversified	55.9%
50,000,000	Blackstone CQP Common Holdco LP – 3L +	$51,486,766	Private Debt	11.3%
	5.0% - 7.80% at 3/31/2019 - 9/27/2024 ****		Short-Term Investment	7.6%
94,686,522	Frija LP - 8.75%, 12/20/2027 ***, ****	97,325,923	Pipelines	5.5%
	Total Private Debt	148,812,689	Electric-Integrated	4.3%
	(Cost $148,812,689)		REITS-Diversified	3.2%
			Gas Distribution	1.8%
			Public Thoroughfares	1.5%
			Transport-Rail	1.2%
U.S. Treasury Obligations - 0.5%			All Other Industries	8.7%
	U.S. Treasury Inflation Indexed Bonds, .		Other Assets Net of Liabilities	(1.0)%
2,219,586	0.13%, 4/15/2020	2,209,451
2,502,707	1.13%, 1/15/2021	2,535,017	Total	100.0%
614,270	2.38%, 1/15/2025	682,167
1,342,387	2.50%, 1/15/2029	1,591,148
	Total U.S. Treasury Obligations	7,017,783
	(Cost $6,951,173)

	Short-Term Investments – 7.6%
100,290,476	Morgan Stanley Institutional Liquidity Fund-
	Treasury Securities Portfolio 2.27%	100,290,476
	(Cost $100,290,476)

	Total Investments – 100.8%	1,335,408,854
	(Cost $1,291,542,447)

	Liabilities in excess of Other Assets – (0.8)%	(11,217,242)
	Net Assets – 100.0%	$1,324,191,612

*	Non-Tradable Securities.
**	Affiliated issuer.
***	Non-income producing security.
****	Security value was determined by using significant unobservable inputs.
*****	Par values below are designated in the local currency.

	Portfolio Abbreviations:
	LP – Limited Partnership
	PLC – Public Limited Company
	REIT – Real Estate Investment Trust
	144A – Rule 144A Security
	L – 30 Day London Inter-bank Offered Rate
	3L – 3 Month London Inter-bank Offered Rate

See accompanying notes to financial statements

VERSUS CAPITAL REAL ASSETS FUND LLC
Statement of Assets and Liabilities
March 31, 2019

ASSETS:
Investments:
Non-affiliated investment in securities at cost	$1,276,942,447
Non-affiliated net unrealized appreciation	42,629,568
Total non-affiliated investment in securities, at fair value	1,319,572,015

Affiliated investment in securities at cost	14,600,000
Affiliated net unrealized appreciation	1,236,839
Total affiliated investment in securities, at fair value	15,836,839

Cash	1,881,225
Foreign Currency (Cost $30,437)	30,191

Receivables for:
Investments sold	885,142
Dividends and interest	3,742,320
Fund shares sold	3,383,339
Reclaims	182,465
Total receivables	8,193,266
Prepaid expenses	137,258
Total Assets	1,345,650,794

LIABILITIES:
Payables for:
Investments purchased	17,456,886
Dividends	45
Adviser fees, net	3,601,327
Administrative fees	96,156
Audit and tax fees	35,658
Custodian fees	16,823
Directors’ fees	14,243
Legal fees	82,553
Registration fees	14,570
Printing fees	7,502
Transfer agent fees	14,532
Accrued expenses and other liabilities	118,887
Total Liabilities	21,459,182
Commitments and Contingent Liabilities (Note 6)
NET ASSETS	$1,324,191,612

NET ASSETS consist of:
Paid-in capital	$1,293,728,936
Total distributable earnings	30,462,676
TOTAL NET ASSETS	$1,324,191,612

Net Assets	$1,324,191,612
Shares of beneficial interest outstanding (unlimited authorization)	52,466,469
Net asset value price per share (Net Assets/Shares Outstanding)	$25.24

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC
Statement of Operations
For the Year Ended March 31, 2019

Investment Income:
Dividends income	$25,990,708
Interest income	12,775,512
Less: foreign taxes withheld	(632,001)
Total Investment Income	38,134,219

Expenses:
Adviser fees (Note 3)	12,485,608
Administrative fees	468,251
Director's fees (Note 3)	169,243
Transfer agent fees	79,821
Custodian fees	93,372
Registration fees	127,318
Audit and tax fees	63,590
Legal fees	521,264
Printing fees	163,155
Service fees	50,354
Insurance fees	54,872
Interest fees	47,500
Other expenses	105,462
Total Expenses	14,429,810

Net Investment Income	23,704,409

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(24,986,066)
Net realized loss on foreign currency transactions	(159,554)
Net change in unrealized appreciation on non-affiliated investment securities and foreign currency	37,938,512
Net change in unrealized appreciation on affiliated investment securities	1,150,140
Net Realized and Unrealized Gain on Investments	13,943,032

Net Increase in Net Assets Resulting from Operations	$37,647,441

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Statements of Changes in Net Assets

	Year Ended	Year Ended
Increase in Net Assets:	March 31, 2019	March 31, 2018*
From Operations:
Net investment income	$23,704,409	$3,611,245
Net realized loss on investment securities and foreign currency	(25,145,620)	(2,355,322)
Net change in unrealized appreciation on investments and foreign currency	39,088,652	4,769,724
Net Decrease in Net Assets Resulting from Operations	37,647,441	6,025,647

Distributions to Shareholders from:
Net investment income and net realized gains (a)	(12,494,219)	(615,416)
Return of Capital	(21,925,259)	(1,906,472)
Total Distributions	(34,419,478)	(2,521,888)

Capital Share Transactions:
Shares issued	564,235,091	805,250,864
Reinvested dividends	7,183,054	449,382
Shares redeemed	(53,188,005)	(6,570,496)
Net Increase in Net Assets Resulting from Capital Share Transitions	518,230,140	799,129,750
Total Increase in Net Assets	$521,458,103	$802,633,509

Net Assets:
Beginning of Period**	$802,733,509	$100,000
End of Period (b)	$1,324,191,612	$802,733,509

Share Transactions:
Shares sold	22,417,908	32,127,748
Shares issued in reinvestment of dividends	286,701	18,026
Shares redeemed	(2,122,765	(261,149)
Net Increase in Shares of Beneficial Interest Outstanding	20,581,844	31,884,625

*	The Fund commenced operations on September 18, 2017.
**	Represents initial seed capital invested by Versus Capital Advisors, LLC.
(a)	For the period ended March 31, 2018, distributions to shareholders were from net investment income.
(b)	Net assets - End of year includes distributions in excess of net investment income of $(25,582) in 2018. During 2018, the requirement to disclose undistributed (distributions in excess of) net investment income was eliminated.

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC
Statement of Cash Flows
For the Year Ended March 31, 2019

Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	$37,647,441

Adjustments to Reconcile Net Increase in Net Assets Resulting
From Operations to Net Cash Used in Operating Activities:
Purchases of investment securities	(885,741,274)
Proceeds from disposition of investment securities	302,754,301
Net proceeds from short-term investment securities	71,677,254
Change in net unrealized depreciation on securities and foreign currency	(39,088,652)
Net realized loss from investments sold	24,986,066
Net realized loss from foreign currency transactions	159,554
Net amortization/(accretion) of premium/(discount)	1,035,811
Decrease in dividends and interest receivable	(959,954)
Increase in other assets	(152,725)
Increase in prepaid expenses	(68,903)
Decrease in Due to Custodian	(284,100)
Increase in Advisor fees payable, net	1,770,981
Increase in administration fees payable	25,793
Decrease in audit and tax fees payable	(23,042)
Increase in legal fees payable	63,778
Decrease in custodian fees payable	(8,676)
Increase in directors’ fees payable	14,243
Increase in registration fees payable	3,932
Decrease in printing fees payable	(5,614)
Decrease in transfer agent fees payable	(2,118)
Increase in accrued expenses and other liabilities	43,371
Net Cash Used in Operating Activities	(486,152,533)
Effect of exchange rate changes on foreign currency	(164,054)

Cash Flows from Financing Activities:
Proceeds from shares sold	568,568,884
Payment of shares redeemed	(53,188,005)
Dividends paid (net of reinvestment of dividends)	(27,236,379)
Net Cash Provided by Financing Activities	488,144,500
Net Increase in Cash	1,827,913

Cash and Foreign Currency:
Beginning of the period	83,503
End of the period	$1,911,416

Supplemental Disclosure of Cash Flow Information:
Reinvestment of dividends	$7,183,054

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC
Financial Highlights

		Period From
		September 18, 2017
	Year Ended	(inception)
	to March 31, 2019	to March 31, 2018

Net Asset Value, Beginning of Period	$25.18	$25.00
Income from investment operations
Net investment income (a)	0.58	0.17
Net realized and unrealized gain	0.26	0.11
Total from investment operations	0.84	0.28

Less Distributions:
From net investment income	(0.28)	(0.02)
From return of capital	(0.50)	(0.08)
Total Distributions	$(0.78)	(0.10)
Net Asset Value, End of Period	$25.24	$25.18

Total Return Based on Net Asset Value	3.64%	1.12	%(b)

Ratios and Supplemental Data:
Net Assets at end of period (000’s)	$1,324,192	$802,734
Ratios of gross expenses to average net assets	1.33%	1.36	%(c)
Ratios of net expenses to average net assets	1.33%	1.36	%(c)
Ratios of net investment income to average net assets	2.18%	1.26	%(c)
Portfolio turnover rate	18.04%	18.09	%(b)

(a)	Per Share amounts are calculated based on average outstanding shares.
(b)	Not annualized,
(c)	Annualized.

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC Notes to Financial Statements March 31, 2019

NOTE 1. ORGANIZATION

Versus Capital Real Assets Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, continuously offered, closed-end management investment company that provides liquidity through a quarterly repurchase policy. The Fund’s investment objective is to achieve long-term Real Returns through current income and long-term capital appreciation with low correlation to the broader public equity and debt markets. “Real Returns” are defined as total returns adjusted for the effects of inflation. The Fund attempts to achieve this objective by investing substantially all of its assets in public and private investments in global infrastructure, timberland and agriculture/farmland (“Real Asset Related Investments”). The Fund may also invest in wholly-owned and controlled subsidiaries (the “Subsidiaries”) that will make direct co-investments into timberland and agriculture/farmland assets. The Fund will maintain voting control of the Subsidiaries. The Subsidiaries will be a real estate investment trusts (“Sub-REITs”) and the Fund shall report its investments in the Sub-REITs in accordance with generally accepted accounting principles. Accordingly, the Fund’s investments in the Sub-REITs shall be valued utilizing the fair value principles outlined within the Fund’s valuation Policy. For purposes of the Fund’s leverage and concentration policies under the Investment Company Act, the assets of the Sub-REITs will be consolidated with the assets of the Fund in order to determine compliance with such policies. Any leverage incurred at the Subsidiaries level will be aggregated with the Fund’s leverage for purposes of complying with Section 18 of the Investment Company Act. For purposes of complying with its fundamental and non-fundamental investment restrictions and policies pursuant to Section 8 of the Investment Company Act, the Fund will aggregate its direct investments with the investments of the Subsidiaries. The Fund was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on September 18, 2017, (the “Effective Date”) and accordingly, the Fund commenced its investment operations. The Fund was originally authorized to issue an unlimited number of shares of beneficial interest without par value up to a total of $450,000,000. On October 20, 2017, the Fund registered additional shares allowing it to issue an unlimited number of shares of beneficial interest without par value up to a total of $650,000,000. On February 1, 2018, the Fund registered additional shares allowing it to issue an unlimited number of shares of beneficial interest without par value to a total of $1.25 Billion. On July 25, 2018, the Fund registered additional shares allowing it to issue an unlimited number of shares of beneficial interest without par value to a total of $2 Billion.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Consistent with Section 2(a)(41) of the 1940 Act, the Fund prices their securities as follows: Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price as reflected on the tape at the close of the exchange representing the principal market for such securities. If, after the close of a foreign market, but prior to the NYSE close, market conditions change significantly, certain foreign securities may be valued pursuant to procedures established by the Board of Directors (the “Board”).

Debt securities are valued at their bid prices by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations. Debt securities purchased with a remaining maturity of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium which approximates fair value.

Securities for which market prices are unavailable, or securities for which the Adviser determines that the bid and/or ask price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Board. Circumstances in which market prices may be unavailable include, but are not limited to, trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing NAV.

The Fund invests a significant portion of its assets in Private Investment Funds. The Board has approved procedures pursuant to which the Fund values its investments in Private Investment Funds at fair value. As a general matter, the Fund bases its NAV on valuations of its interests in the Private Investment Funds provided by the managers of the Private Investment Funds and their agents. These fair value calculations will involve significant professional judgment by the managers of the Private Investment Funds in the application of both observable and unobservable attributes and the calculated values of the Private Investment Funds themselves or their underlying assets may differ from their actual realizable value or future fair value. Additionally, between the quarterly valuation periods, the NAVs of the Private Investments Funds are adjusted daily based on the estimated total return that each underlying private fund will generate during the current quarter. The Adviser and the Board’s Valuation Committee monitor these estimates regularly and update them as necessary

VERSUS CAPITAL REAL ASSETS FUND LLC Notes to Financial Statements March 31, 2019 (continued)

if macro-level considerations or individual fund considerations warrant any adjustments. At the end of the quarter, each Private Investment Fund’s net asset value is adjusted as needed to reflect the actual income and appreciation or depreciation realized by such Private Investment Fund when the quarterly valuations and income are reported by each manager. As of the March 31, 2019 financial statements presented herein, all of the Fund’s investments in Private Investment Funds are valued at the respective NAVs provided by the managers of the Private Investment Funds and their agents.

The Fund invests a portion of its assets in one or more wholly-owned and controlled subsidiaries that make direct investments and co-investments into timberland and agriculture/farmland assets. The subsidiaries are each a real estate investment trust (“Sub-REITs”). The Board has approved procedures pursuant to which the Fund values its investments in each Sub-REIT at fair value. These fair value calculations will involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes and the calculated values of the Sub-REITs’ themselves or their underlying assets may differ from their actual realizable value or future fair value. Additionally, between the quarterly valuation periods, the NAVs of each Sub-REIT are adjusted daily based on the estimated total return that each asset in each Sub-REIT will generate during the current quarter. The Adviser and the Board’s Valuation Committee monitor these estimates regularly and update them as necessary if macro-level considerations or individual asset changes warrant any adjustments. As of the March 31, 2019 financial statements presented herein, the Fund had investments in a single Sub-REIT, which is reported at fair value. This Sub-REIT invested in a single parcel of land consisting 4,713 acres in Benton, Colorado.

The Fund invests a portion of its assets in direct investments and co-investments into real asset related private debt investments. The Board has approved procedures pursuant to which the Fund values its investments in private debt investments at fair value. The Adviser will evaluate each investment’s fair value based on numerous factors, including but not limited to changes in credit risk, construction risk, the financial strength of the borrower, and the debt instrument’s spread to US Treasuries. In accordance with these procedures, the Adviser and the Board shall use their best efforts to ensure that value of each debt investment is adjusted based on the Adviser’s estimate of what actual fair value would be in an active, liquid or established market. Generally, the Fund will carry any private debt investments based upon principal balance plus any accrued interest, but, in certain circumstances, the Fund might value the private debt investments at a discount or a premium to the principal balance of the investment. The Adviser and the Board’s Valuation Committee monitor these estimates regularly and update them as necessary if macro-level considerations or individual asset changes warrant any adjustments. As of the March 31, 2019 financial statements presented herein, the Fund’s investments in private debt investments are reported at fair value.

The Fund's use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below: • Level 1 – unadjusted quoted prices in active markets for identical securities

•Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

VERSUS CAPITAL REAL ASSETS FUND LLC Notes to Financial Statements March 31, 2019 (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of March 31, 2019 is as follows:
				Level 2		Level 3
	Total Market	Level 1		Significant		Significant
	Value at	Quoted		Observable		Unobservable
	3/31/2019	Price		Inputs		Inputs

Private Investment Funds (Sub-REIT) *	$15,836,839	$–	.	$ –	.	$15,836,839
Common Stocks *	248,339,012	248,339,012		–	.	–	.
Real Estate Investment Trust *	49,865,649	49,865,649		–	.	–	.
Corporate Debt *	41,410,114	–	.	41,410,114		–	.
Private Debt*	148,812,689	–	.	–	.	148,812,689
U.S. Treasury Obligations*	7,017,783	–	.	7,017,783		–	.
Short-Term Investments*	100,290,476	100,290,476		–	.	–	.
Subtotal	$611,572,562	$398,495,137		$48,427,897		$164,649,528
Private Investment Funds (held at NAV)*	$723,836,292
Total	$1,335,408,854
* See Schedule of Investments for industry breakout.

At the end of each calendar quarter, management evaluates the classification of Levels 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

			Private	Private
	Total		Investment Fund	Debt
Balance as of 03/31/2018	$51,130,355	$	– .	$51,130,355
Transfers in / out	86,699		86,699	– .
Net purchases	114,344,745		14,600,000	99,744,745
Accretion and amortization	(932,056)		– .	(932,056)
Change in unrealized gains (loss)	19,785		1,150,140	(1,130,355)
Balance as of 03/31/2019	$164,649,528		$15,836,839	$148,812,689

For the year ended March 31, 2019 the total change in unrealized gain on Level 3 securities still held at the end of the year was $19,785.

	Total Market			Input
	Value at	Valuation	Unobservable	Range
Category	3/31/2019	Technique	Input	(Wgt – Avg.)
Private Investment Funds	$15,836,839	Cost Approach	Price Per Acre	$1,094 - $3,858
Private Debt	148,812,689	Discounted Cash Flow	Discount Rate	7.3% - 10.0%
	$164,649,528

Investment Income and Securities Transactions - Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of applicable withholding taxes. Interest income is accrued daily. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Securities are accounted for on a trade date basis. The cost of securities sold is determined and gains (losses) are based upon the specific identification method.

VERSUS CAPITAL REAL ASSETS FUND LLC Notes to Financial Statements March 31, 2019 (continued)

Foreign Currency - Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders - The Fund will make regular quarterly distributions to shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Investment Funds and capital gains earned by the Fund from the disposition of Investment Funds, together with any dividends or interest income earned from such investments. A portion of any dividend may be a return of capital or from other capital sources.

U.S. Federal Income Tax Information - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

As of and during the year ended March 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdiction as U.S. Federal.

Net capital losses incurred may be carried forward for an unlimited time-period, and retain their tax character as either short-term or long-term capital losses.

Dividends from net investment income and distributions from realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts at fiscal year-end based on the tax treatment; temporary differences do not require such reclassification. As of March 31, 2019, permanent differences identified and reclassified among the components of net assets were decrease undistributed net investment income approximately $5,927,000 and to increase accumulated net realized gain by approximately $15,898,000, and to decrease paid-in-capital by approximately $21,824,000.

For the year ended March 31, 2019, tax character of the distribution paid by the Fund was approximately $12,494,000 of ordinary income dividends and approximately $21,925,000 of return of capital. For the period ended March 31, 2018, the tax character of the distribution paid by the Fund were approximately $615,000 of ordinary income dividends, approximately $0 of long-term capital gains and approximately $1,907,000 of return of capital. Distribution from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of March 31, 2019, the Fund had had no capital loss carryovers available to offset possible future capital gains.

Under federal tax law, capital and qualified ordinary losses realized after October 31 and December 31, respectively, may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended March 31, 2019, the Fund elected to defer approximately $18,571,000 in qualified late year losses.

As of March 31, 2019, the gross unrealized appreciation and depreciation and net unrealized appreciation on a tax basis were approximately $63,921,000, $(14,877,000) and $49,044,000, respectively. The aggregate cost of securities for federal income tax purposes at March 31, 2019, was approximately $1,286,365,000.

Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown and this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund would expect the risk of loss to be remote.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

VERSUS CAPITAL REAL ASSETS FUND LLC Notes to Financial Statements March 31, 2019 (continued)

NOTE 3. FEES AND OTHER TRANSACTIONSWITH AFFILIATES

Pursuant to an Investment Management Agreement, Versus Capital Advisors LLC (the “Adviser”) serves as the investment adviser to the Fund. For its services under this agreement, the Fund pays the Adviser an Investment Management Fee at an annual rate of 1.15% of the Fund's NAV, which accrues daily based on the average daily net assets of the Fund and is paid quarterly. The Fund accrued fees to the Adviser of approximately $12,486,000 for the year ended March 31, 2019.

The Adviser has retained the services of the following Investment Managers for the Fund: Brookfield Investment Management Inc. and Lazard Asset Management LLC. The Investment Managers will sub-advise a specified portion of the Fund's assets to be invested in domestic and international public and private securities, such as common equities, preferred shares and debt investments associated with real assets (including secured debt and mezzanine financing) (referred to hereafter as the “Real Asset Securities”). Fees to investment managers are based on the average net assets managed by the Investment Manager at an annual rate up to 0.60% and are paid by the Adviser from its Investment Management Fee. The Adviser accrued fees to the Investment Managers of approximately $1,449,000 for the year ended March 31, 2019 which is approximately 0.13% of average total assets under management for the Fund during the fiscal year ended March 31, 2019.

Foreside Funds Distributors LLC, (the “Distributor”) serves as the Fund's statutory underwriter and facilitates the distribution of Shares.

The Fund pays each Independent Director a fee per annum. In addition, the Fund reimburses each of the Independent Directors for travel and other expenses incurred in connection with attendance at meetings. Each of the Independent Directors is a member of the Audit Committee and/or Nominating Committee. The Chairman of the Audit Committee receives an additional fee per annum. Other members of the Board and executive officers of the Fund receive no compensation.

NOTE 4. INVESTMENT TRANSACTIONS

For the year ended March 31, 2019, the purchases and sales of investment securities, excluding short-term investments and U.S. Government securities were approximately $900,994,000 and $298,281,000 respectively.

NOTE 5. REPURCHASE OFFERS

The Fund has a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next Business Day if the 14th is not a Business Day (each a “Repurchase Pricing Date”). In general, the Repurchase Pricing Date occurs on the Repurchase Payment Deadline and settlement occurs 3 days later. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Repurchase tenders made during the year ended March 31, 2019 cumulatively were approximately $53,188,000.

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made to the shareholders within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”).Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all documentation they may require relating to repurchase requests and may require additional information. In addition, certain clearing houses may allow / require you to submit your tender request only on the Repurchase Request Deadline.

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders prior to the Repurchase Payment Deadline.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline.

If Share repurchase requests exceed the number of Shares in the Fund's Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2.0% of the Fund's outstanding Shares. As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.

A shareholder who tenders some, but not all, of such shareholder's Shares for repurchase as of a Repurchase Pricing Date may be required to maintain a minimum aggregate NAV of shares. The Fund reserves the right to reduce the amount to be repurchased from a shareholder as of a Repurchase Pricing Date so that the required minimum aggregate NAV of shares is maintained. Upon request by a shareholder, the Board may permit a shareholder to cancel a shareholder's tender of Shares, if such cancellation is determined by the Board to be in the best interest of the Fund.

VERSUS CAPITAL REAL ASSETS FUND LLC Notes to Financial Statements March 31, 2019 (continued)

NOTE 6. LINE OF CREDIT

On May 9, 2018, the Fund entered into a $30 million line of credit (“LOC”) with ZB, N.A. dba Vectra Bank Colorado. The LOC includes a provision to increase the amount to $50 million not to exceed 3% of assets under management. Borrowings, if any, under the Vectra arrangement bear interest at the one-month LIBOR/Swap Rate plus 150 basis points at the time of borrowing. In addition, the Fund incurs a Non-Utilization Fee equal to 37.5 basis points on the portion of the LOC not being used. The Fund incurred Non-Utilization Fees equal to approximately $48,000 during the year ended March 31, 2019. As collateral for the lines of credit, the Fund would grant Vectra a first position security interest in and lien on securities held by the Fund in the collateral account. As of March 31, 2019, the Fund had not utilized this line of credit.

NOTE 7. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. None of these securities have suspended redemptions. This and other important information are described in the Fund's Prospectus dated April 3, 2019.

As of March 31, 2019, the Fund invested in the following restricted securities:

								Unfunded
	Acquisition		Cost		Value			Commitments % of Net Redemption
Security (a)	Date (b)	Shares	($1,000	s)	($1,000	s)		($1,000	s)	Assets	Notice (c)

AMP Capital Diversified Infrastructure Trust	12/19/2017	32,131,871	$25,004		$25,221			$—		1.9%	(d)
AMP Capital Infrastructure Debt Fund III
(US Hedged) LP	9/18/2017	19,169,564	19,169		19,431			16,033		1.5%	(e)
Blackstone CQP Common Holdco LP	9/27/2018	50,000,000	51,486		51,487			—		3.9%	(f)
Blackstone Infrastructure Partners LP	9/27/2018	10,399,617	10,298		10,298			39,453		0.8%	(g)
BTG Pactual Open Ended Core US	3/13/2019
Timberland Fund LP (t)	9/18/2017	136,065	140,000		150,512			—		11.4%	(h)
Ceres Farmland Holdings LP	11/6/2017	100,000,000	100,000		102,685			—		7.7%	(i)
Frija LP - 8.75%, 12/20/2027	12/18/2017	94,686,522	97,326		97,326			—		7.3%	(f)
Global Dividend Infrastructure Fund	9/18/2017	24,112,380	40,000		40,531			—		3.0%	(j)
Hancock Timberland and Farmland Fund LP	9/18/2017	17,239	17,252		17,636			32,748		1.3%	(k)
Harrison Street Social Infrastructure Fund (t)	7/2/2018	62,617	62,667		63,267			87,333		4.8%	(l)
IFM Global Infrastructure Fund LP	9/28/2018	25,000,000	25,000		25,941			25,000		2.0%	(m)
IFM Sub Investment Grade Debt Fund	9/28/2018	8,170,572	8,171		8,225			6,829		0.6%	(n)
IIF LP	9/18/2017	73,671,593	72,147		72,780			—		5.5%	(o)
Jamestown Timberland Fund (t)	7/2/2018	24,643	24,682		24,848			25,318		1.9%	(p)
RMS Evergreen US Forestland Fund LP	9/18/2017	80,000,000	80,000		81,742			—		6.2%	(q)
US Core Farmland Fund LP (t)	9/18/2017	67,151	75,000		80,719			—		6.1%	(r)
Versus Capital Real Assets Sub-REIT LLC	9/29/2017	14,600,000	14,600		15,837		—	.		1.2%	(s)
Total			$862,802		$888,486			$232,714		67.1%

(a)	The securities include Investment Funds, debt securities, and a wholly-owned REIT subsidiary (sub-REIT). The Investment Funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of timberland, infrastructure, agriculture and farmland. The principal investment objective of the Investment Funds is to generate attractive, predictable investment returns from a target portfolio of low-risk equity investments in income-producing real assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of shares. The Fund’s debt securities are private loans made to the owners of infrastructure related assets. The principal investment objective of the debt securities is to generate a stable income stream of attractive and consistent cash distributions. The Fund has invested in a wholly-owned and controlled subsidiary that makes direct investments and co-investments into timberland and agriculture/farmland assets. The principal objective of the sub-REIT is to generate attractive, predictable investment returns from a target portfolio of equity investments in primarily income-producing timberland and agriculture/farmland assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of the assets.
(b)	Represents initial acquisition date as shares are purchased at various dates through the current period.
(c)	The restricted securities provide for redemption subject to certain lock-up and notice periods listed.
(d)	The fund attempts to do so within 12 months of receiving the redemption request.
(e)	Closed-end fund which is not redeemable from the fund.
(f)	These are private debt investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Financial Statements
March 31, 2019 (continued)

NOTE 7. RESTRICTED SECURITIES (continued)

(g)	Following the later of: (i) the three-year anniversary of each date on which a Limited Partner acquires Units; and (ii) the six-year anniversary of the date of the Initial Closing, a Limited Partner may request redemptions quarterly upon 90 days written notice.
(h)	Two-year lock-up; redemptions are provided quarterly with 90 days prior written notice.
(i)	Two-year lock up for the initial capital contribution and then each subsequent contribution is subject to a lock up of the later of i.) the initial capital contribution date ii.) one-year from such contribution. The notice period for redemption is annually and must be submitted by September 30th in any given year.
(j)	Shares are subject to an initial lockup period of three-years from date of acquisition. Notification period of six months is required with redemption dates falling on March 31st and September 30th of each year.
(k)	Shares are subject to an initial lockup period of three-years from date of acquisition. The notice period for redemption is annually and must be submitted by April 30th in any given year.
(l)	Shares are subject to an initial lockup period of four-years; notification of at least 90 days prior to the last calendar day of the applicable calendar quarter for which the redemption request is to be effective.
(m)	Initiating the redemption process requires a written notification 45 days prior quarter end.
(n)	Shares are subject to an initial lockup period of one-year; with 60 day written notice
(o)	There are two redemption election periods per year which occur from May 15th to June 30th and from November 15th to December 31st.
(p)	Shares are subject to an initial lockup period of four years from the date of acquisition. A redemption request is first effective as of the last day of the first full calendar quarter after the quarter in which the investor delivers the redemption notice.
(q)	Shares are subject to an initial lockup period of three-years from date of acquisition. Investment redemption requests will be processed on a semi- annual basis on June 30 and December 31 of each year.
(r)	Shares are subject to an initial lockup period of three-years from date of acquisition. A redemption request is effective as of the last day of the first full calendar quarter after the quarter in which the investor delivers the redemption notice.
(s)	The security is a wholly-owned REIT subsidiary of the Fund and has no redemption provisions.
(t)	The Fund owns a non-voting majority interest in this private investment fund.

NOTE 8. AFFILIATED ISSUER

The following table list each issuer owned by the Fund that may be deemed an “affiliated company” under the 1940 Act, as well as transactions that occurred in the security of such issuer during the year ended March 31, 2019:

Affiliated Investment	Value at 3/31/2018	Purchases	Interest	Sales	Realized Gain/Loss	Change in App/Dep	Value at 3/31/2019	Shares Held at 3/31/2019
Versus Capital Assets Sub-REIT LLC	$ 86,699	$14,600,000	$ —	$ —	$ —	$ 1,150,140	$15,836,839	$14,600,000

NOTE 9. REGULATORY UPDATES

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13") which is effective for periods starting after December 15, 2019. The primary focus of the update is to improve the effectiveness of ASC 820's disclosure in the notes to financial statements. The Fund has early adopted these changes and there was no significant impact on the financial statements and accompanying notes.

Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. The Fund has adopted these amendments and there was no significant impact on the financial statements and accompanying notes.

NOTE 10. SUBSEQUENT EVENTS

On May 8, 2019, the Fund's line of credit with ZB, N.A. dba Vectra Bank Colorado expired and the Fund opened a new $50 million facility with a $20 million accordion feature (see Note 6). Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there are no additional subsequent events to report.

18

VERSUS CAPITAL REAL ASSETS FUND LLC Additional Information SECURITY PROXY VOTING

The Fund’s policy is to vote its proxies in accordance with the recommendations of management. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 280-1952 and on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund’s Forms N-Q are available on the SEC's website at http://www.sec.gov. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Fund's complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the Commission 60 days after the end of the Fund's fiscal quarter.

DIVIDEND REINVESTMENT PLAN

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder “opts out” (elects not to reinvest in Shares), pursuant to the Fund's Dividend Reinvestment Policy. A shareholder may elect initially not to reinvest by indicating that choice on a shareholder certification. Thereafter, a shareholder is free to change his, her or its election on a quarterly basis by contacting BNYMellon (or, alternatively, by contacting the Selling Agent that sold such shareholder his, her or its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no Sales Load or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. Federal income tax that may be payable (or required to be withheld) on such distributions.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Report in Connection with Approval of Advisory Agreement with Versus Capital Advisors LLC

At a meeting held on March 1, 2019, the Board of Directors (the “Board”) of the Fund, including a majority of the Directors who are not “interested persons” (the “Independent Directors”), as such term is defined by the 1940 Act, approved the continuation of the investment advisory agreement between the Fund and Versus Capital Advisors LLC (the “Adviser”) (the “Advisory Agreement”). In preparation for that meeting, the Independent Directors met on February 28, 2019, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Adviser, along with a memorandum from their independent legal counsel. At the March 1, 2019 Board Investment Committee meeting, the Independent Directors received a presentation from the Adviser, including responses to supplemental questions that were provided to the Adviser by independent legal counsel on behalf of the Independent Directors, and reviewed the information provided in response to a request for information. The Independent Directors further discussed continuation of the Advisory Agreement in an executive session with independent legal counsel during the March Board meeting.

In considering the Advisory Agreement, the Board noted that the Adviser had been providing services for less than two years, given that the Fund’s registration statement was first declared effective August 17, 2017 and the first shares were sold on September 15, 2017.

Because the Advisory Agreement had been executed as of April 6, 2017, however, as a technical matter, the contract needed to be considered for continuation at this time. The Board noted that the annual contract renewal for all advisory agreements, including a reconsideration of the Advisory Agreement, would occur at the June 2019 Board meeting.

Matters considered by the Board in connection with its approval of the Advisory Agreement included the following:

The nature, extent and quality of the services the Adviser provides under the Advisory Agreement: The Board reviewed and considered information regarding the nature, extent and quality of the services provided to the Fund by the Adviser, including the Adviser’s presentation about its operations and capabilities, the Adviser’s Form ADV, the Advisory Agreement and other materials provided by the Adviser relating to the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services provided. The Board considered the investment strategy employed by the Adviser for investing in real assets, including infrastructure, farmland and timberland, and reviewed the Fund’s investment allocations. Additionally, the Board considered the Adviser’s description of the investment decision-making process for the Fund, including the allocations to subadvisers to manage portions of the Fund and the selection and allocations to institutional funds for investment of Fund assets. In addition to the portfolio construction and investment management services outlined above, the Board reviewed the additional services provided by the Adviser, including, but not limited to, subadviser oversight, compliance services, certain administrative services, and distribution, marketing and shareholder services. The Board reviewed and considered the qualifications, backgrounds and responsibilities of the professional personnel of the Adviser performing services for the Fund. The Board also considered the financial strength of the Adviser and its ability to fulfill its contractual obligations. The Board received financial statements from the Adviser and noted the additional capital raised by the Adviser. The Board considered the additional resources added and steps taken by the Adviser to enhance the compliance function.

The Board concluded that the Adviser was qualified to perform the services needed to successfully implement the Fund’s unique investment strategy.

Performance: The Board received and reviewed performance information for the Fund. The Board considered the Adviser’s success in structuring a portfolio with broad exposure to real assets that met the target range of private/public investment allocation. The Board considered the returns of the Fund and the various segments of the portfolio for the one-year and since inception periods and compared the Fund’s return and standard deviation to various indices. The Board also considered the income distributions from the Fund. Given the unique investment strategy and construction of the Fund, the Adviser represented that there currently was no investment peer group with similarly constructed investments to use for performance comparisons. Based on the information provided, the Board concluded

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (continued)

that the Adviser was meeting the Fund’s investment objective and had delivered an acceptable level of investment returns to shareholders.

A comparison of fees with those paid by similar investment companies: The Board reviewed and considered the contractual advisory fee paid to the Adviser by the Fund in light of the nature, quality and extent of the investment advisory services provided by the Adviser. As a part of this review, the Board noted that the Adviser pays out of its own fee the subadvisory and consulting fees and reviewed and considered the fee retained by the Adviser after the payment of these fees. The Board also reviewed a breakdown of other Fund expenses.

The Board considered the advisory fee and the total expense ratio of the Fund in comparison to a group of closed-end interval funds (the “Peer Group”) provided by the Adviser. The Adviser explained that the Peer Group, which was a listing of all closed-end interval funds included in the Morningstar Direct Database (with the addition of two interval funds that do not report to Morningstar), had diverse investment objectives and strategies that did not track those of the Fund. However, the Adviser stated that as there were no comparable funds based on investment strategy, the Peer Group served as a measure of alternative investments available to shareholders. The Board was also advised that the Adviser had no other client with a comparable investment strategy. The Board reviewed the advisory fee and total expense ratio of the funds in the Peer Group as well as summary statistics for the Peer Group and compared the advisory fee and total expense ratio of the Fund to those of the Peer Group. The Board considered that the Fund’s advisory fee and total expense ratio were each below the average and median of the Peer Group. In light of these factors, the Board concluded that the advisory fee was reasonable.

The Adviser’s costs and profitability: The Board considered the profitability of the Adviser and whether such profits were reasonable in light of the services provided to the Fund. As a part of this consideration the Board reviewed the Adviser’s 2017 audited financial statements along with unaudited financial statements for 2018. The Board reviewed information provided by the Adviser regarding profitability from the fund complex. The Adviser reviewed its methodology for computing the information provided, explaining that given the compensation structure for senior management who are also owners of the Adviser (which structure caps annual compensation at a base level), the margin numbers were not comparable to those of a typical advisory organization. The Board also considered the subsidization of the Fund during its initial period, which produced a savings of over $500,000 to shareholders as a result of the expense cap provided by the Adviser. The Board also considered the increase in overhead detailed by the Adviser as a result of additions of investment and compliance resources during the past year and the future intention to add more resources. The Board noted that the Fund was a specialized product that required appropriate expertise. The Board concluded that based upon these factors, the Adviser’s profits were not unreasonable.

Indirect benefits of providing advisory services: The Board was informed that the Adviser does not receive any indirect benefits from the Fund.

The extent to which economies of scale are shared with shareholders: The Adviser represented that the advisory fee structure for the Fund had been set to price the Fund at scale at the time of its launch, which would give the Fund the benefits of scale without waiting for asset growth, with an expense cap being put in place by the Adviser for the first year to limit the Fund’s costs during the first year of operations. The Board also considered the level of the current assets in the Fund as well as additional investments being made by the Adviser into resources to support the services provided to the Fund. The Board concluded that the lack of advisory fee breakpoints was appropriate at this time and any economies of scale were appropriately reflected in the advisory fee paid by the Fund.

Conclusion: The Board, having requested and received such information from the Adviser as it believed reasonably necessary to evaluate the terms of the Advisory Agreement, determined that the continuation of the Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders. In considering the Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively in light of surrounding circumstances. Further, each Director may have afforded a different weight to different factors.

Report in Connection with Approval of Amended Subadvisory Agreement with Lazard Asset Management LLC

On December 13, 2018, the Board of Directors of Versus Capital Real Assets Fund LLC (the “Fund”) approved an amended fee schedule under the Investment Sub-Advisory Agreement dated August 15, 2017 (the “Subadvisory Agreement”) between Versus Capital Advisors, LLC (the “Adviser”) and Lazard Asset Management LLC (the “Sub-Adviser”) with respect to the Fund, which would result in a reduction of the subadvisory fee rate at all asset levels.

As part of the review process, the Independent Directors (those directors who are not interested persons as defined by the Investment Company Act of 1940) were represented by independent legal counsel and recommended approval of the amended fee schedules. The Board reviewed the proposed change in the subadvisory fee schedule and considered the explanation provided by the Adviser that the Sub-Adviser offered the reduced fee rates in connection with the Adviser’s decision to allocate assets to be managed to the Sub-Adviser.

The Board considered the Adviser’s representation that the change in the subadvisory fee schedule would not reduce the quality or quantity of the services to be provided by the Sub-Adviser to the Fund and that the Sub-Adviser’s obligations under the Subadvisory Agreement would remain the same in all material respects. The Board also considered that the Adviser was not proposing any material changes to the terms of the Subadvisory Agreement other than to the fee schedule, and that the reduced fees would benefit the shareholders.

The Board considered that when it approved the Subadvisory Agreement for the Fund during the August 2017 Board meeting, as a part of that process, it had considered the nature, quality and extent of the services to be provided by the Sub-Adviser under the Subadvisory Agreement as well as the competitiveness of the fee and had concluded, based upon the information provided, that the terms of the Subadvisory Agreement were reasonable and that approval of the Subadvisory Agreement was in the best interests of the Fund.

Based upon all of the information considered, the Board concluded that it was in the best interests of the Fund to approve the amended Subadvisory Agreement at this time.

VERSUS CAPITAL REAL ASSETS FUND LLC
Additional Information (continued)

Number of
Portfolios
in Fund
				Complex	Other Public
		Term of Office		Overseen	Company
Name, Address	Position(s) Held	and Length of	Principal Occupation(s) During Past 5	by	Directorships
and Age(1)	with Fund	Time Served(2)	Years	Director	Held by Director

Independent Directors(3)
Jeffry A. Jones;	Independent		Principal of SmithJones, (Real Estate),
		Since inception		2	0
Age 60	Director		8/2008 to present.

Richard J.	Independent		President of The Davis Companies,
McCready;		Since inception		2	0
Age 61	Director		2014 to present;

Chief Financial Officer of Paypal’s merchant
lending platform, 2018 to present. Chief
Paul E. Sveen;	Independent	Since inception	Financial Officer of Swift Financial 2016 to	2	0
Age 57	Director		2018; Managing Partner of Pantelan Real
Estate Services LLC, 2013 to 2016;

Chief Financial Officer of Ensyn
Robert F. Doherty;	Independent	Since inception	Corporation (2013-2018), Partner of Renova	2	0
Age 54	Director		Capital Partners, 2010 to present.

Interested Directors(4)

President of the Adviser, 2010 to present and
Chief Financial Officer of the Adviser, 2010
William R. Fuhs,	Director;		to 1/2016; Chief Financial Officer of Versus
Jr.;		Since inception		2	0
	President		Capital Multi-Manager Real Estate Income
Age 50			Fund LLC, 2011 to 1/2016 and President
from 1/2016 to present.

	Director; Chief		Chief Investment Officer of the Adviser,
Casey Frazier;			2011 to present; Chief Investment Officer of
	Investment	Since inception		2	0
Age 41			Versus Capital Multi-Manager Real Estate
	Officer		Income Fund LLC, 2011 to present.

Chief Executive Officer of the Adviser, 2010
Mark Quam;	Chief Executive		to present; Chief Executive Officer of
		Since inception		2	0
Age 49	Officer		Versus Capital Multi-Manager Real Estate
Income Fund LLC, 2011 to present.

(1)	The address of each member of the Board is: c/o Versus Capital Multi-Manager Real Assets Fund LLC, 5555 DTC Parkway, Suite 330, Greenwood Village, CO. 80111.
(2)	Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.
(3)	“Independent Directors” means members of the Board who are not “interested persons” of the Fund, the Adviser, Callan, the Distributor, or any affiliate of the Fund, the Adviser, Callan, as defined by the Investment Company Act (“Independent Directors”).
(4)	“Interested Directors” means members of the Board who are “interested person,” as defined in the Investment Company Act, because of such person’s affiliation with the Fund (“Interested Directors”).

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (continued)

Officers

The address, age, and a description of principal occupations during the past five years are listed below for each officer of the Fund:

Position(s)
Name, Address	Held with	Term of Office and	Principal Occupation(s)
and Age(1)	Fund	Length of Time Served(2)	During Past 5 Years
Chief
Mark D. Quam;			Chief Executive Officer
	Executive	Since inception
Age 49			of the Adviser, 2010 to present.
Officer

William R. Fuhs,			President of the Adviser, 2010 to present; Chief
Jr.;	President	Since inception	Financial Officer
Age 50			of the Adviser 2010 to 2016

Chief
Casey Frazier;			Chief Investment Officer of the
	Investment	Since inception
Age 41			Adviser 2011 to present.
Officer

Chief Financial Officer of Adviser since 2016 and
John Gordon;	Chief Financial		Treasurer since inception. Chief Compliance Officer
Since inception
Age 56	Officer,		of the Adviser and the Fund, inception to October
			2018	.

Chief Compliance Officer of the Adviser and the
VCMIX since October 2018. Secretary of the VCMIX
	Chief		since December 2018. VP Compliance at Janus
Steve Andersen;	Compliance	October 2018	Henderson Investors August 2017 to August 2018.
Age 43	Officer and		AVP Compliance at Janus Capital Group January
	Secretary		2016 to August 2017. Senior Compliance Manager at
Janus Capital Group August 2011 to January 2016.

Accounting & Compliance Officer of the Adviser,
1/2016 to present; Accounting Consultant/Technical
John Loomis;	Treasurer	Since inception	Support Engineer at Imagine Communications, 2013
Age 55			to 2015; Senior Accounting Manager at Starz
Entertainment, 1993 to 2013.

(1)	The address of each officer of the Fund is: c/o Versus Capital Real Assets Fund LLC, 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111.
(2)	Each officer will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

22

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Robert Doherty is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $49,000 for 2018 and $52,500 for 2019.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are notreported under paragraph (a) of this Itemare $8,000 for 2018 and $6,000 for 2019.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,010 for 2018 and $15,794 for 2019.

All Other Fees

(d)	There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Notwithstanding the foregoing, the Audit Committee is not responsible for certifying the Fund’s financial statements or guaranteeing the auditor’s report. The fundamental responsibility for the Fund’s financial statements and disclosures rests with management and the independent auditors.

1.	Independent Auditors
	(a)	Retain, terminate and replace independent auditors and approve all audit engagement
		fees	and terms.
	(b)	Inform each registered public accounting firm performing work for the Fund that such
		firm	shall report directly to the Audit Committee the findings of its audits.
	(c)	Oversee the work of any registered public accounting firm employed by the Fund,
		including	the resolution of any disagreement between management and the auditor regarding
		financial	reporting, for the purpose of preparing or issuing an audit report or related work.
	(d)	Review and approve in advance any significant audit or non-audit engagement or
		relationship	between the Fund and the independent auditors, other than “prohibited non-
		auditing	services”.
	(e)	The following shall be “prohibited non-auditing services”:
		(i)	appraisal or valuation services, providing fairness opinions or preparing contribution- in-kind reports;
		(ii)	bookkeeping or other services related to the accounting records or financial statements of the audit client;
		(iii)	internal audit outsourcing services;
		(iv)	actuarial services;
		(v)	management functions or human resources;
		(vi)	broker or dealer, investment adviser or investment banking services;
		(vii)	legal services and expert services unrelated to the audit;
		(viii)	financial information systems design and implementation; and
		(ix)	any other service that the Public Fund Accounting Oversight Board prohibits through regulation.
	(f)	Notwithstanding the foregoing, pre-approval is not necessary for services other than
		audit,	review or attest services if:
		(i)	the aggregate amount of all such non-audit services provided to the Fund constitutes not more than five percent of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the non-audit services are provided;
		(ii)	such services were not recognized by the Fund at the time of the engagement to be non-audit services; and
		(iii)	such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to pre- approve any audit or non-audit services to be provided by the independent auditors so long as it is presented to the full Audit Committee at its next regularly scheduled meeting.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows: (b) 0% (c) 0% (d) N/A

(f)	There were no hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.
(g)	There were no non-audit fees billed by the registrant's accountant for services rendered to the registrant, and renderedto the registrant's investment adviser (not including any sub-adviserwhose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years.
(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Investment Funds which have investors other than the Fund. The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. For assets sub-advised by Investment Managers, the Adviser has delegated its authority to vote proxies to those Investment Managers. Although Investment Funds typically do not submit matters to investors for vote. If an Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines”):

  In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.
  The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.
  The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.
  The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:
The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.
Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.
If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.
Ifitisdeterminedthataconflictofinterestismaterial,theAdviser’slegaldepartmentworkswithappropriate personnel of the Adviser to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:
disclosing the conflict to the Board and obtaining the consent of the Board before voting;
engaging another party on behalf of the Fund to vote the proxy on its behalf;
engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
such other method as is deemed appropriate under the circumstances given the nature of the conflict.
Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Information regarding how the Adviser voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-200-1878, and is available on the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Casey Frazier – Chief Investment Officer – Since Inception William Fuhs – President – Since Inception Dave Truex – Deputy Chief Investment Officer – Since Inception

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

“In addition to the Fund, the Adviser provides investment advisory services to the Versus Capital Multi-Manager Real Estate Income Fund, LLC a continuously offered registered closed end management investment company that has elected to be treated as an interval fund, as well as four charitable pooled income funds, as defined under section 642(c)(5) of the Code. Given the significant differences in the investment objectives of the other accounts managed by the portfolio managers, it is not anticipated that holdings will overlap. As a result, the Adviser does not believe that it has any conflicts of interest in allocating investment opportunities to the Fund.”

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

						No. of
						Accounts	Total Assets in
		Name of				where	Accounts where
		Portfolio		Total		Advisory Fee	Advisory Fee is
		Manager or	Type of	No. of Accounts	Total Assets	is Based on	Based on
		Team Member	Accounts	Managed	(in 1,000,000)	Performance	Performance
			Registered
			Investment
		Casey Frazier	Companies:	2	$4,120	0	N/A
			Other Pooled
			Investment
		Casey Frazier	Vehicles:	4	$2	0	N/A
			Registered
			Investment
		Dave Truex	Companies:	2	$4,120	0	N/A
			Other Pooled
			Investment
		Dave Truex	Vehicles:	4	$2	0	N/A
			Registered
			Investment
		William Fuhs	Companies:	2	$4,120	0	N/A
			Other Pooled
			Investment
		William Fuhs	Vehicles:	4	$2	0	N/A
			Other Accounts:	N/A	N/A	N/A	N/A

(a)	(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

     A team approach is used by the Adviser to manage the Fund. The Investment Committee of the Adviser is chaired by Casey Frazier, and includes William Fuhs and David Truex. Mr. Frazier and Mr. Fuhs are founding members of the Adviser and are paid a base salary and a share of the profits, if any, earned in their ownership of the Adviser. Mr. Truex is paid a base salary and a discretionary bonus.

(a)(4) Disclosure of Securities Ownership

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member Casey Frazier Dave Truex William Fuhs	Dollar ($) Range of Fund Shares Beneficially Owned $500,000 to $1,000,000 $0 to $50,000 $500,000 to $1,000,000

(b)	Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR
270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d- 15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1)	The registrant has elected to satisfy paragraph (f) of this item by posting its code of ethics on
		its website pursuant to paragraph (f)(2) of this item. http://www.versuscapital.com.

(a)	(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-
		Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Versus Capital Real Assets Fund LLC
By (Signature and Title)* /s/ Mark D. Quam

MarkD.Quam,ChiefExecutiveOfficer
(principalexecutiveofficer)

Date 5/31/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/s/ Mark D. Quam
MarkD.Quam,ChiefExecutiveOfficer
(principalexecutiveofficer)

Date	5/31/2019

By (Signature and Title)*		/s/ John Gordon
John Gordon, Chief Financial Officer
(principal financial officer)

Date	5/31/2019

*	Print the name and title of each signing officer under his or her signature.